Exhibit 99.1

DevvStream Discloses Nasdaq Notice and Provides Update

Calgary, Alberta, January 28, 2025 – DevvStream Corp. (“DevvStream” or the “Company”) (Nasdaq: DEVS), a leading carbon credit project co-development and generation firm specializing in technology-based solutions, today announced that it received a notice (the “Notice”) on January 22, 2025 from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) because the Company has not yet filed its Form 10-Q for the period ended September 30, 2024 (“Form 10-Q”) with the U.S. Securities and Exchange Commission. Following receipt of the Notice, the Company filed the Form 10-Q on January 23, 2025.

This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a deficiency notification. Given the Form 10-Q was filed, the Notice has no impact on the listing or trading of the Company’s securities on Nasdaq. The Company expects that it will not be required to submit a plan to Nasdaq within 60 calendar days from the date of the Notice in order to regain compliance with the Listing Rule and to avail itself of Nasdaq’s exception of up to 180 calendar days from the Form 10-Q’s due date, or until May 19, 2025, to regain compliance.

The Company is also working to finalize its 10-K and Form S-1 filings and expects to submit these shortly as well.

About DevvStream

Founded in 2021, DevvStream is a leading authority in the use of technology in carbon project development. The Company's mission is to create alignment between sustainability and profitability, helping organizations achieve their climate initiatives while directly improving their financial health.

With a diverse approach to the carbon market, DevvStream operates across three strategic domains: (1) an offset portfolio consisting of nature-based, tech-based, and carbon sequestration credits for immediate sale to corporations and governments seeking to offset their most difficult-to-reduce emissions; (2) project investment, acquisitions, and industry consolidation to extend the company’s reach, allowing it to become a full end-to-end solutions provider; and (3) project development, where the company serves as project manager for eligible activities such as EV charging in exchange for a percentage of generated credits.

For more information, please visit www.devvstream.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this news release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events, trends or DevvStream’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include statements regarding DevvStream’s intentions, beliefs, projections, outlook, analyses and current expectations concerning, among other things, DevvStream’s ability to continue as a going concern and to realize the benefits of its recently completed business combination, DevvStream’s ability to remain listed on Nasdaq, the volatility of the market price and the liquidity of DevvStream’s common shares, the impact from future regulatory, judicial, legislative or regulatory changes in DevvStream’s industry, the trends in the carbon credit markets, future performance and anticipated financial impacts of certain transactions by DevvStream or others, the growth and value of the global carbon credit market traded value, the potential of carbon credits to provide carbon emission reductions and reduce carbon emissions to limit global warming, estimated C02 capture, sequestration, decarbonization or storage capacities or potentials of different projects in which DevvStream is investing, or DevvStream’s opportunity pipeline and the ability of such opportunities to generated carbon or tax credits each year, or the market growth and value of international renewable energy certificates, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DevvStream and its management are inherently uncertain and subject to material change. Given these risks, uncertainties, and other factors, you should not place undue reliance on these forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties.

These forward-looking statements are expressed in good faith, and DevvStream believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and DevvStream is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in filings made by, or to be made by, DevvStream from time to time with the SEC and with the Canadian securities regulatory authorities. This news release is not an offer to sell or the solicitation of an offer to buy, any securities of DevvStream and this news release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in DevvStream. All subsequent written and oral forward-looking statements concerning DevvStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contact
ir@devvstream.com
Phone: (408) 365-4348